UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 17, 2009

STEELCASE INC.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	1-13873 (Commission File Number)	38-0819050 (IRS employer identification number)

901 44th Street SE Grand Rapids, Michigan		49508
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (616) 247-2710
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On December 17, 2009, Director Michael J. Jandernoa submitted his resignation from the Steelcase Inc. Board of Directors (the “Board”) effective immediately after the Board’s March 2010 regular meeting. Mr. Jandernoa stated that he was resigning for personal reasons, given other time commitments, and not because of any disagreement with Steelcase Inc. on any matter.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2009	Steelcase Inc.
/S/ MARK T. MOSSING
Mark T. Mossing
Corporate Controller and Chief Accounting Officer (Duly Authorized Officer and Principal Accounting Officer)